EXHIBIT 10.6

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

200.83 and 200.406

ACW-P1900 & AXW-P1900 SUPPLY AGREEMENT

This Product Supply Agreement is made on the          of November in the year 2003 between;

TeleCard Limited, having it’s registered office at World Trade Centre 75-East Blue Area, Fazul-ul-Haq road, Islamabad, Pakistan and Corporate office at World Trade Centre, 10 Khyaban-e-Roomi, Clifton, Karachi, Pakistan (hereinafter referred to as “TeleCard”)

and

Axesstel Inc., having it’s registered office at 6305 Lusk Blvd, San Diego, CA 92121, United States of America (hereinafter referred to as “Axesstel”)

TeleCard is a government licensed CDMA based Wireless-Local-Loop (WLL) operator and is engaged in development of its network in Pakistan. TeleCard wishes to purchase CDMA Terminals for onward supply to its customers. Axesstel having the required equipment, expertise and skill to provide the terminals has agreed to supply the goods to TeleCard.

The Parties now agree to the following:

1.	TeleCard shall purchase [***] High-tier WLL terminals from Axesstel as follows:

Model	Technology	Quantity	S/W
ACW-P1900	IS-95A/B	[***]	PCO
AXW-P1900	CDMA2000 1xRTT	[***]	PCO

2.	The order for the first [***] units is ACW-P1900 (currently shipping [***] A/B) terminals and is committed to be acquired by TeleCard Limited in distributed shipments by December 2003 @ US$[***] per unit, including [***]% [***] Warranty units. The second order for [***] units will be AXW-P1900 (CDMA2000 1xRTT) terminals and is committed to be acquired by TeleCard Limited in distributed shipments by [***] @ US$[***] per unit, including [***]% [***] Warranty units. Remaining purchase of [***] units of AXW-P1900 is [***] shall be finalized along with prices at a later stage after mutual consent between the two parties. TeleCard will issue a single Purchase Order (PO) and [***] for the [***] units, with the final [***] opened no later than [***]. Axesstel shall ship Warranty units in each shipment.

The above unit prices are FOB Korea. In case TeleCard decides to use CIF Terms, the freight charges will be added at actuals to the per unit price. All prices in this Agreement, except for the first order of 15,000 are inclusive of printing of TeleCard and PTCL logos on the phones.

Initial for TeleCard	Initial for Axesstel

*** Confidential Treatment Requested

3.	AXW-P1900 (CDMA2000 1xRTT)- Upon type approval issued by the Pakistan Telecommunications Authority and field trials/ acceptance, TeleCard shall issue a single Purchase Order for the entire quantity of [***] units. Further TeleCard shall also issue purchase orders for the [***]. Any deliveries of additional units of AXW- P1900 after the initial [***] Order will include the RUIM capability. The quantity, the last date of shipment and partial shipping allowance will be mentioned in the [***]. [***]. However, the quantity of a single delivery lot would not be less than [***] units.

4.	Any type of equipment for which Type Approval certificate has already not been obtained from Pakistan’s regulatory body—Pakistan Telecommunication Authority (PTA)—[***] shall be responsible to get the certification prior to first shipment. [***] shall extend support to [***] for processing the approval with the PTA. All direct costs of processing the type approval application and certificate will be borne by [***]. Type Approval fees are US$[***] per item. In case any costs are paid on becoming due by [***], these will be refunded / adjusted by [***]. Evidence and/or receipt should be sent to [***] by PTA or [***].

5.	[***].

6.	For all Shipments, one hundred percent (100%) of the Price shall be paid by TeleCard through an at-sight L/C in favour of Axesstel. L/Cs shall be preferably established from a foreign first class bank (Citibank or ABN/Amro) to avoid confirmation charges. TeleCard will make best possible efforts to make this possible.

Signed for and on behalf of TELECARD LIMITED		Signed for and on behalf of AXESSTEL INC.

By (name)	JAVAID FIROZ	By (name)	MIKE KWON

Signature		Signature

Title	Chief Executive Officer (CEO)	Title	Chairman of the Board

Date		Date

Initial for TeleCard	Initial for Axesstel

*** Confidential Treatment Requested